UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 20, 1996


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




     Delaware                    1-8736                 94-2934609
    (State or other            (Commission             (I.R.S. Employer
     jurisdiction of            File Number)          Identification Number)
     incorporation)



        650 California Street, San Francisco, California   94108-2788
            (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (415) 981-8150



                                                           Page 1 of 2 Pages

Item 5.    Other Events.

           This form 8-K is submitted to file the document  listed below in Item
           7.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

Exhibit 10.1 Credit Agreement dated as of September 20, 1996 among the Registrant, the Lenders, Canadian Imperial Bank of Commerce, as Documentation Agent, The Chase Manhattan Bank of Canada as Canadian Administrative Agent, Chase Securities Australia Limited, as Australian Administrative Agent, Chase Securities Inc., as Arranger, and The Chase Manhattan Bank, as Administrative Agent.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:   September 20, 1996


                                           HOMESTAKE MINING COMPANY
                                              (Registrant)



                                           By:  /s/ David W. Peat
                                                -----------------
                                                David W. Peat
                                                Vice President and Controller



                                                           Page 2 of 2 Pages